Copy of Registrant's 1993 Incentive
and Non-Incentive Stock Option Plan
(As Amended and Restated as of
 September 1, 1996)


          THE WELLCARE MANAGEMENT GROUP, INC.

            1993 INCENTIVE AND NON-INCENTIVE

                   STOCK OPTION PLAN

   (As Amended and Restated as of September 1, 1996)


          1.   Purpose of Plan.

          The purpose of this 1993 Incentive and Non-Incentive Stock Option Plan ("Plan") is to further the growth and development of The WellCare Management Group, Inc. ("Company") and any direct and indirect subsidiaries thereof (collectively, "Subsidiaries" and each, singly, a "Subsidiary") by encouraging selected employees, directors and other persons who contribute and are expected to contribute materially to the Company's success to obtain a proprietary interest in the Company through the ownership of stock, thereby providing such persons with an added incentive to promote the best interests of the Company and affording the Company a means of attracting to its service persons of outstanding ability.

          2.   Stock Subject to the Plan.

          An aggregate of 900,000 shares of the Company's Common Stock, par value $0.01 per share ("Common Stock"), subject, however, to adjustment or change pursuant to Section 13 hereof, shall be reserved for issuance upon the exercise of options which may be granted from time to time in accordance with the Plan ("Options"). Such shares may be, in whole or in part, as the Compensation Committee of the Board of Directors ("Committee") shall from time to time determine, authorized but unissued shares or issued shares which have been reacquired by the Company. If, for any reason, an Option shall lapse, expire or terminate without having been exercised in full, the unpurchased shares covered thereby shall again be available for purposes of the Plan.

          3.   Administration.

          (a) The Board of Directors has appointed the Committee from among its members to administer and help set policy for the Plan. The Committee shall at all times be comprised only of three or more Non-Employee Directors (as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended). Such Committee shall have and may exercise any and all of the powers relating to the administration of the Plan and the grant of Options thereunder as are set forth herein. The Board of Directors shall have the power at any time to fill vacancies in, to change the membership of, or to discharge such Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such time and at such places as it shall deem advisable. A majority of such Committee shall constitute a quorum and such majority shall determine its action. Any action may be taken without a meeting by written consent of all the members of the Committee. The Committee shall keep minutes of its proceedings and shall report the same to the Board of Directors at the meeting next succeeding.

          (b) The Committee shall administer the Plan and, subject to the provisions of the Plan, shall have sole authority in its discretion to determine the persons to whom, and the time or times at which, Options shall be granted, the number of shares to be subject to each such Option and whether all or any portion of such Options shall be incentive stock options ("Incentive Options") qualifying under Section 422 of the Internal Revenue Code of 1986, as amended ("Code"), or stock options which do not so qualify ("Non-Incentive Options"). Both Incentive Options and Non-Incentive Options may be granted to the same person at the same time provided each type of Option is clearly designated. In making such determinations, the Committee may take into account the nature of the services rendered by such persons, their present and potential contributions to the Company's success and such other factors as the Committee in its sole discretion may deem relevant. Subject to the express provisions of the Plan, the Committee shall also have the authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating thereto, to determine the terms and provisions of the respective Option Agreements, which shall be substantially in the forms attached hereto as Exhibit A and Exhibit B, and to make all other determinations necessary or advisable for the administration of the Plan, all of which determinations shall be conclusive and not subject to review.

4.   Eligibility for Receipt of Options.

          (a)  Incentive Options.

               Incentive Options may be granted only to employees (including officers) of the Company and/or any of its Subsidiaries.

               The aggregate Fair Market Value (as defined in
               Section 5 of the Plan), determined as of the time the Incentive Option is granted, of the shares of the Company's Common Stock purchasable thereunder exercisable for the first time by an employee during any calendar year may not exceed $100,000.

               A director of the Company or any Subsidiary who is not an employee of the Company or of one of its Subsidiaries is not eligible to receive Incentive Options under the Plan. Further, Incentive Options may not be granted to any person who, at the time the Incentive Option is granted, owns (or is considered as owning within the meaning of Section 424(d) of the Code) stock possessing more than 10% of the total combined voting powers of all classes of stock of the Company or any Subsidiary (a "10% Owner"), unless at the time the Incentive Option is granted to a 10% Owner, the option price is at least 110% of the fair market value of the Common Stock subject thereto and such Incentive Option by its terms is not exercisable subsequent to five years from the date of grant.

          (b)  Non-Incentive Options.

               Non-Incentive Options may be granted to any employee (including employees who have been granted Incentive Options), directors, consultants, agents, independent contractors and other persons whom the Committee determines will contribute to the Company's success.

          (c) Notwithstanding the forgoing, the maximum aggregate number of shares with respect to which Options, whether Incentive or Non-Incentive, may be granted to any person eligible therefor under the Plan within any one calendar year is 200,000 shares.

5.   Option Price

          The purchase price of the shares of Common Stock under each Option shall be determined by the Committee, which determination shall be conclusive and not subject to review, but in no event shall such purchase price be less than (i) 100% of the fair market value of the Common Stock on the date of grant for Incentive Options (110% of the fair market value of Common Stock on date of grant where grant is made to a 10% Owner), and (ii) 75% of the fair market value of the Common Stock on the date of grant for Non-Incentive Options.

          In determining the fair market value of the Common
Stock as of a specified date ("Fair Market Value"), the Committee shall consider, if the Common Stock is: (a) publicly traded and listed on the New York Stock Exchange or another national securities exchange or The Nasdaq Stock Market, the closing sale price of the Common Stock on the business day immediately preceding the date as of which the Fair Market Value is being determined, or on the next preceding date on which such Common Stock is traded if no Common Stock was traded on such immediately preceding business day, or, if the Common Stock is not so listed on a national securities exchange or The Nasdaq Stock Market, but publicly traded, the representative closing sale price in the over-the-counter market as quoted by the National Quotation Bureau or a recognized dealer in the Common Stock, on the date immediately preceding the date as of which the Fair Market Value is being determined, or on the next preceding date on which such Common Stock is traded if no Common Stock was traded on such immediately preceding business day; or (b) not publicly traded, the fair market value as determined by the Committee in good faith based on such factors as it shall deem appropriate. The Committee may also consider such other factors as it shall deem appropriate.
          For purposes of the Plan, the date of grant of an Option shall be the date on which the Committee shall by resolution duly authorize such Option.

6.   Term of Options.

          The term of each Option shall be such number of years as the Committee shall determine, subject to earlier termination as provided for in Sections 9, 10, 11, and 12 hereof (and each Incentive Option subject to the limitations set forth in Section 4(a) of the Plan with respect to grants to 10% Owners), but in no event shall the term of any Option be more than ten years from the date of grant. No Option may be exercised following termination thereof.

7.   Exercise of Options.

     (a) Incentive and Non-Incentive Options shall be exercisable within the times or upon the events determined by the Committee as set forth in the Option
          Agreements.

     (b) An Option may not be exercised for fractional shares of the Company's Common Stock.

     (c) Except as provided in Sections 10, 11, 12 and 13 hereof, no Option shall be exercisable unless the holder thereof shall have been an employee, director, consultant, agent, independent contractor or other person employed by or engaged in performing services for the Company and/or a Subsidiary continuously from the date of grant to the date of exercise.

     (d) The exercise of an Option shall be contingent upon receipt by the Company from the holder of such Option of a written representation that at the time of such exercise it is the Optionholder's then present intention to acquire the Option shares for investment and not with a view to the distribution or resale thereof (unless a Registration Statement covering the shares purchasable upon exercise of the Options shall have been declared effective by the Securities and Exchange Commission) and upon receipt by the Company of cash, or a check to its order, for the full purchase price of such shares. In addition, the holder of such Option must agree to refrain from selling or offering to sell any securities of the Company for such reasonable period of time after the effective date of any registration statement relating to an underwritten offering of securities of the Company, as may be requested by the managing underwriter of such underwritten offering, and approved by the Board of Directors.

     (e) Payment for the shares of Common Stock may be made (i) in cash or by check to the order of the Company, (ii) by surrender of shares of Common Stock having a Fair Market Value equal to the exercise price of the Option; (iii) by a Cashless Exercise Election (as defined below); or (iv) by any combination of the foregoing where approved by the Committee in its sole discretion; provided, however, in the event of payment for the shares of Common Stock by method (ii) above, the shares of Common Stock so surrendered, if originally issued to the Optionholder upon exercise of an Option(s) granted by the Company, shall have been held by the Optionholder for more than six months.

     (f)  Cashless Exercise Election.

          (i) An Optionholder may elect ("Cashless Exercise Election") to receive, without the payment by the Optionholder of any additional consideration, shares of Common Stock equal to the value of his, her or its Options or a portion thereof by delivery to the Company of a written notice. Thereupon, the Company shall issue to such Optionholder such number of shares of Common Stock as is computed using the following formula:

               X=Y(A-B)
                    A
     where          X=   the number of shares of Common Stock to be
                         issued to the Optionholder pursuant to
                         his, her or its Cashless Exercise
                         Election;

               Y=   the number of shares of Common Stock
                    covered by the Options in respect of which the Cashless Exercise Election is made;

               A= the Cashless Fair Market Value (as defined below); and

               B= the exercise price for the Options as set forth in Section 5 above.

          (ii) The term "Cashless Fair Market Value" means the average closing sale price for a share of Common Stock over the immediately preceding twenty trading dates as reported on The Nasdaq Stock Market or, if no closing sale prices shall have been made on such relevant dates, on the next preceding days on which there were closing sale prices; provided, however, that if no closing sale prices shall have been made within the twenty business days preceding the Cashless Exercise Election, or if deemed appropriate by the Committee for any other reason, the Cashless Fair Market Value of such shares of Common Stock shall be as determined by the Committee. In no event shall the Cashless Fair Market Value of any share of Common Stock be less than its par value.

     (g) The holder of an Option shall have none of the rights of a shareholder with respect to the shares purchasable upon exercise of the Option until a certificate for such shares shall have been issued to the holder upon due exercise of the Option.

     (h) The proceeds received by the Company upon exercise of an Option shall be added to the Company's working capital and be available for general corporate purposes.

8.   Non-Transferability of Incentive Options.

          No Incentive Option granted pursuant to the Plan shall be transferable otherwise than by will or the laws of descent or distribution and an Incentive Option may be exercised during the lifetime of the Optionholder only by such Optionholder.

9.   Termination of Employment of Holder of Incentive Option.

          In the event the employment with the Company or a Subsidiary of the holder of an Incentive Option shall be terminated for any reason other than by reason of death or disability within the meaning of Section 22(e)(3) of the Code, such holder's Incentive Option shall terminate three (3) months from the date of such termination of employment; provided, however, such Optionholder shall only be entitled to exercise that portion of his, her or its Incentive Option which was exercisable at the date of such termination of employment; provided, further, no Incentive Option may be exercised after the expiration of its term. Absence on leave approved by the employer corporation shall not be considered an interruption of employment for any purpose under the Plan.


          Nothing in the Plan or in any Option Agreement granted hereunder shall confer upon any Optionholder any right to continue in the employ of the Company or any Subsidiary or obligate the Company or any Subsidiary to continue the engagement of any Optionholder or interfere in any way with the right of the Company or any such Subsidiary to terminate such Optionholder's employment or engagement at any time.

10.  Disability of Holder of Incentive Option.

          If the employment with the Company or a Subsidiary of the holder of an Incentive Option shall be terminated by reason of such holder's disability within the meaning of Section 22(e)(3) of the Code, such holder (or such holder's legal representative on such holder's behalf, if applicable) may, within one (1) year from the date of such termination, exercise such Incentive Option, but only to the extent such Incentive Option was exercisable by such holder at the date of such termination. Notwithstanding the foregoing, no Incentive Option may be exercised subsequent to the date of its expiration.

11.  Death of Holder of Incentive Options.

          If the holder of any Incentive Option shall die while in the employ of, or while performing services for, the Company or one or more of its Subsidiaries (or within one (1) year following termination of employment due to disability within the meaning of
Section 22(e)(3) of the Code), the Incentive Option theretofore granted to such person may be exercised, but only to the extent such Incentive Option was exercisable by such holder at the date of death (or the date of termination of employment due to disability within the meaning of Section 22(e)(3) of the Code, by the legatee or legatees of such person under such person's Last Will, or by such person's personal representative or distributees, within one (1) year from the date of death but in no event subsequent to the expiration date of the Incentive Option.

12.  Termination of Non-Incentive Options.

          A Non-Incentive Option shall terminate, lapse and expire at such time or times as the Committee provides in the Option Agreement governing such Non-Incentive Option.

13.  Adjustments Upon Changes in Capitalization.

          If at any time after the date of grant of an Option, the Company shall by stock dividend, split-up, combination, reclassification or exchange, or through merger or consolidation or otherwise, change its shares of Common Stock into a different number or kind or class of shares or other securities or property, then the number of shares covered by such Option and the price per share thereof shall be proportionately adjusted for any such change by the Committee, whose determination thereon shall be conclusive. In the event that a fraction of a share results from the foregoing adjustment, said fraction shall be eliminated and the price per share of the remaining shares subject to the Option adjusted accordingly.

14.  Vesting of Rights Under Options.

          Nothing contained in the Plan or in any resolution adopted or to be adopted by the Committee or the shareholders of the Company shall constitute the vesting of any rights under any Option. The vesting of such rights shall take place only when a written Option Agreement, substantially in the form of the Incentive Stock Option Agreement attached hereto as Exhibit A or the Non-Incentive Stock Option Agreement attached hereto as Exhibit B, shall be duly executed and delivered by and on behalf of the Company and the person to whom the Option shall be granted.

15.  Withholding Taxes.

          Whenever under the Plan shares are to be issued in satisfaction of the exercise of Options granted thereunder, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares.

16.  Termination and Amendment.

          The Committee may at any time terminate, amend or modify this Plan in any respect (including, but not limited to, any form of grant, agreement or instrument to be executed pursuant to this Plan); provided, however, that shareholder approval shall be required to be obtained by the Company if required to comply with the Incentive Option provisions or Section 162(m) of the Code, or the listed company requirements of The Nasdaq Stock Market or of a national securities exchange on which the shares of Common Stock are traded, or other applicable provisions of state or federal law or self-regulatory agencies; provided, further, that no termination, amendment or modification of this Plan may materially adversely affect the rights of a holder of an Option previously granted under this Plan without the written consent of such Optionholder.

17.  Term of Plan.

          The Plan was originally adopted by the Board of Directors on March 20, 1993 and approved by the shareholders of the Company on April 26, 1993. The Plan was amended by the Board of Directors on March 25, 1995, which amendments were approved by the shareholders of the Company on June 5, 1995, and subsequently amended by the Board of Directors on September 1, 1996, subject to approval by the shareholders of the Company. No Option shall be granted pursuant to this Plan on or after March 19, 2003, but Options theretofore granted may extend beyond that date and the terms of this Plan shall continue to apply to such Options and to any shares of Common Stock acquired upon exercise thereof.

EXHIBIT A

            INCENTIVE STOCK OPTION AGREEMENT

To:

          We are pleased to notify you that by the determination of the Compensation Committee (hereinafter called the "Committee") an incentive stock option to purchase ________ shares of the Common Stock of The WellCare Management Group, Inc. (herein called the "Company") at a price of $______ per share has this ____ day of _______________, been granted to you under the Company's 1993 Incentive and Non-Incentive Stock Option Plan, as amended (herein called the "Plan"). This option may be exercised only upon the terms and conditions set forth below.

          1.   Purpose of Option.

          The purpose of the Plan under which this incentive stock option has been granted is to further the growth and development of the Company and its direct and indirect subsidiaries by encouraging key employees, directors, consultants, agents, independent contractors and other persons who contribute and are expected to contribute materially to the Company's success to obtain a proprietary interest in the Company through the ownership of stock, thereby providing such persons with an added incentive to promote the best interests of the Company, and affording the Company a means of attracting to its service persons of outstanding ability.

          2.   Acceptance of Option Agreement.

          Your execution of this incentive stock option agreement will indicate your acceptance of and your willingness to be bound by its terms; it imposes no obligation upon you to purchase any of the shares subject to the option. Your obligation to purchase shares can arise only upon your exercise of the option in the manner set forth in Section 4 hereof.

          3.   When Option May Be Exercised.

               The option granted you hereunder may not be exercised for a period of [one year] from the date of its grant by the Committee as set forth above. Thereafter, this option shall be exercisable as follows:

               [(i) at the end of one year from the date of
                    grant, up to 25% of the total shares
                    subject to the option;

               (ii) at the end of the second year from the
                    date of grant, up to 50%;

               (iii) at the end of the third year from the date of grant, up to 75%;

               (iv) at the end of the fourth year from the
                    date of grant, up to 100%].

This option may not be exercised for less than ten shares at any one time (or the remaining shares then purchasable if less than ten) and expires at the end of [indicate term of option, not to exceed ten years, but for 10% Owners, not to exceed 5 years] years from the date of grant whether or not it has been duly exercised, unless sooner terminated as provided in Sections 6, 7 and 8 hereof.

          4.   How Option May Be Exercised.

          This option is exercisable by a written notice signed by you and delivered to the Company at its executive offices, signifying your election to exercise the option. The notice must state the number of shares of Common Stock as to which your option is being exercised, must contain a statement by you (in a form acceptable to the Company) that such shares are being acquired by you for investment and not with a view to their distribution or resale (unless a registration statement covering the shares purchasable has been declared effective by the Securities and Exchange Commission) and must be accompanied by payment as set forth in Section 5 hereof for the full purchase price of the share being purchased. No share shall be issued until full payment therefor has been made.

          If notice of the exercise of this option is given by a person or persons other than you, the Company may require, as a condition to the exercise of this option, the submission to the Company of appropriate proof of the right of such person or persons to exercise this option.

          Certificates for shares of the Common Stock so purchased will be issued as soon as practicable. The Company, however, shall not be required to issue or deliver a certificate for any shares until it has complied with all requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, any stock exchange on which the Company's Common Stock may then be listed and all applicable state laws in connection with the issuance or sale of such shares or the listing of such shares on said exchange. Until the issuance of the certificate for such shares, you or such other person as may be entitled to exercise this option, shall have none of the rights of a shareholder with respect to shares subject to this option.

          You shall promptly advise the Company of any sale of shares of Common Stock issued upon exercise of this option which occurs within one (1) year from the date of the exercise of this option relating to the issuance of such shares.

          5.   Payment of Options.

          Payment for the shares of Common Stock may be made (i) in cash or by check to the order of the Company, (ii) by surrender of shares of Common Stock having a Fair Market Value equal to the exercise price of the Option; (iii) by a Cashless Exercise Election (as defined below); or (iv) by any combination of the foregoing where approved by the Committee in its sole discretion; provided, however, in the event of payment for the shares of Common Stock by method (ii) above, the shares of Common Stock so surrendered, if originally issued to you upon exercise of an option(s) granted by the Company, shall have been held by you for more than six months.

          You may elect ("Cashless Exercise Election") to receive, without the payment by you of any additional consideration, shares of Common Stock equal to the value of your options or a portion thereof by delivery to the Company of a written notice. Thereupon the Company shall issue to you such number of shares of Common Stock as is computed using the following formula:

                         X=Y(A-B)
                              A

where          X=   the number of shares of Common Stock to be
                    issued to you pursuant to  your Cashless
                    Exercise Election;

          Y= the number of shares of Common Stock covered by the options in respect of which the Cashless
               Exercise Election is made;

          A= the Cashless Fair Market Value (as defined below); and

          B= the exercise price for the options as set forth in Section 6 of the Plan.

          The term "Cashless Fair Market Value" means the average closing sale price for a share of Common Stock over the immediately preceding twenty trading dates as reported on The Nasdaq Stock Market or, if no closing sale prices shall have been made on such relevant dates, on the next preceding days on which there were closing sale prices; provided, however, that if no closing sale prices shall have been made within the twenty business days preceding the Cashless Exercise Election, or if deemed appropriate by the Committee for any other reason, the Cashless Fair Market Value of such shares of Common Stock shall be as determined by the Committee. In no event shall the Cashless Fair Market Value of any share of Common Stock be less than its par value.

          6.   Termination of Employment.

          If your employment with the Company (or a subsidiary thereof) is terminated for any reason other than by death or disability, this option shall terminate three (3) months from the date of such termination of employment (but in no event shall you be able to exercise this option after [not to exceed ten years, but for 10% Owners, not to exceed 5 years] years from the date this option was granted to you), provided, however, you shall only be entitled to exercise that portion of this option which was exercisable by you at the date of such termination of employment.

          7.   Disability.

          If your employment with the Company (or a subsidiary thereof) is terminated by reason of your disability, you may exercise, within one (1) year from the date of such termination, that portion of this option which was exercisable by you at the date of such termination, provided, however, that such exercise occurs within [not to exceed ten years, but for 10% Owners, not to exceed 5 years] years from the date this option was granted to you.

          8.   Death.

          If you die while employed by the Company (or a subsidiary thereof) or within one (1) year after termination of your employment due to disability , that portion of this option which was exercisable by you at the date of your death may be exercised by your legatee or legatees under your Last Will, or by your personal representatives or distributees, within one (1) year from the date of your death, but in no event after [not to exceed ten years, but for 10% Owners, not to exceed 5 years] years from the date this option was granted to you.

          9.   Non-Transferability of Option.

          This option shall not be transferable except by Last
Will or the laws of descent and distribution, and may be exercised during your lifetime only by you.

          10.  Adjustments upon Changes in Capitalization.

          If at any time after the date of grant of this option, the Company shall, by stock dividend, split-up, combination, reclassification or exchange, or through merger or consolidation, or otherwise, change its shares of Common Stock into a different number or kind or class of shares or other securities or property, then the number of shares covered by this option and the price of each such share shall be proportionately adjusted for any such change by the Committee whose determination shall be conclusive. Any fraction of a share resulting from any adjustment shall be eliminated and the price per share of the remaining shares subject to this options adjusted accordingly.

          11.  Subject to Terms of the Plan.

          This incentive stock option agreement shall be subject in all respects to the terms and conditions of the Plan and in the event of any question or controversy relating to the terms of the Plan, the decision of the Committee shall be conclusive.

                         Sincerely yours,

                         THE WELLCARE MANAGEMENT GROUP, INC.

                         By:
                         President


Agreed to and accepted this
___ day of _________, 199_.


Signature of Optionholder

EXHIBIT B

          NON-INCENTIVE STOCK OPTION AGREEMENT

To:

          We are pleased to notify you that by the determination of the Compensation Committee (hereinafter called the "Committee") a non-incentive stock option to purchase _______ shares of the Common Stock of The WellCare Management Group, Inc. (herein called the "Company") at a price of $_______ per share has this ___ day of ______________, been granted to you under the Company's 1993 Incentive and Non-Incentive Stock Option Plan, as amended (herein called the "Plan"). This option may be exercised only upon the terms and conditions set forth below.

          1.   Purpose of Option.

          The purpose of the Plan under which this non-incentive stock option has been granted is to further the growth and development of the Company and its direct and indirect subsidiaries by encouraging key employees, directors, consultants, agents, independent contractors and other persons who contribute and are expected to contribute materially to the Company's success to obtain a proprietary interest in the Company through the ownership of stock, thereby providing such persons with an added incentive to promote the best interests of the Company, and affording the Company a means of attracting to its service persons of outstanding ability.

          2.   Acceptance of Option Agreement.

          Your execution of this non-incentive stock option agreement will indicate your acceptance of and your willingness to be bound by its terms; it imposes no obligation upon you to purchase any of the shares subject to the option. Your obligation to purchase shares can arise only upon your exercise of the option in the manner set forth in Section 4 hereof.

          3.   When Option May Be Exercised.

          The option granted you hereunder shall be exercisable as follows:

This option may not be exercised for less than ten shares at any one time (or the remaining shares then purchasable if less than ten) and expires at the end of [indicate term of option, not to exceed ten years] years from the date of grant whether or not it has been duly exercised, unless sooner terminated as provided in
Section 6 hereof.

          4.   How Option May Be Exercised.

          This option is exercisable by a written notice signed by you and delivered to the Company at its executive offices, signifying your election to exercise the option. The notice must state the number of shares of Common Stock as to which your option is being exercised, must contain a statement by you (in a form acceptable to the Company) that such shares are being acquired by you for investment and not with a view to their distribution or resale (unless a registration statement covering the shares purchasable has been declared effective by the Securities and Exchange Commission) and must be accompanied by payment as set forth in Section 5 hereof for the full purchase price of the shares being purchased, plus such amount, if any, as is required for withholding taxes. No share shall be issued until full payment therefor has been made.

          If notice of the exercise of this option is given by a person or persons other than you, the Company may require, as a condition to the exercise of this option, the submission to the Company of appropriate proof of the right of such person or persons to exercise this option.

          Certificates for shares of the Common Stock so purchased will be issued as soon as practicable. The Company, however, shall not be required to issue or deliver a certificate for any shares until it has complied with all requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, any stock exchange on which the Company's Common Stock may then be listed and all applicable state laws in connection with the issuance or sale of such shares or the listing of such shares on said exchange. Until the issuance of the certificate for such shares, you or such other person as may be entitled to exercise this option, shall have none of the rights of a shareholder with respect to shares subject to this option.

          5.   Payment of Options.

          Payment for the shares of Common Stock may be made (i) in cash or by check to the order of the Company, (ii) by surrender of shares of Common Stock having a Fair Market Value equal to the exercise price of the Option; (iii) by a Cashless Exercise Election (as defined below); or (iv) by any combination of the foregoing where approved by the Committee in its sole discretion; provided, however, in the event of payment for the shares of Common Stock by method (ii) above, the shares of Common Stock so surrendered, if originally issued to you upon exercise of an option(s) granted by the Company, shall have been held by you for more than six months.

          You may elect ("Cashless Exercise Election") to receive, without the payment by you of any additional consideration, shares of Common Stock equal to the value of your options or a portion thereof by delivery to the Company of a written notice. Thereupon, the Company shall issue to you such number of shares of Common Stock as is computed using the following formula:

                         X=Y(A-B)
                              A

where          X=   the number of shares of Common Stock to be
                    issued to you pursuant to  your Cashless
                    Exercise Election;

          Y= the number of shares of Common Stock covered by the options in respect of which the Cashless
               Exercise Election is made;

          A= the Cashless Fair Market Value (as defined below); and

          B= the exercise price for the options as set forth in Section 6 of the Plan.

          The term "Cashless Fair Market Value" means the average closing sale price for a share of Common Stock over the immediately preceding twenty trading dates as reported on The Nasdaq Stock Market or, if no closing sale prices shall have been made on such relevant dates, on the next preceding days on which there were closing sale prices; provided, however, that if no closing sale prices shall have been made within the twenty business days preceding the Cashless Exercise Election, or if deemed appropriate by the Committee for any other reason, the Cashless Fair Market Value of such shares of Common Stock shall be as determined by the Committee. In no event shall the Cashless Fair Market Value of any share of Common Stock be less than its par value.

          6.   Termination of Employment or Engagement.

          If your employment or engagement with the Company (or a subsidiary thereof) is terminated for any reason, [insert terms upon which non-incentive option holder's options shall lapse and expire.] [Insert terms upon which non-incentive options shall survive the termination of a holder's employment or engagement, but in such event the option shall be exercisable only to the extent exercisable on the date of such termination and in no event shall the option be exercisable after the expiration date of this option.] [If the option survives the death of the option holder, add language that it may be exercised by the holder's legatee or legatees under his Last Will, or by his personal representatives or distributees.]

          7.   Adjustments upon Changes in Capitalization.

          If at any time after the date of grant of this option, the Company shall, by stock dividend, split-up, combination, reclassification or exchange, or through merger or consolidation, or otherwise, change its shares of Common Stock into a different number or kind or class of shares or other securities or property, then the number of shares covered by this option and the price of each such share shall be proportionately adjusted for any such change by the Committee whose determination shall be conclusive. Any fraction of a share resulting from any adjustment shall be eliminated and the price per share of the remaining shares subject to this option adjusted accordingly.

          8.   Subject to Terms of the Plan.

          This non-incentive stock option agreement shall be subject in all respects to the terms and conditions of the Plan and in the event of any question or controversy relating to the terms of the Plan, the decision of the Committee shall be conclusive.

          9.   Tax Status.

          This option does not qualify as an "incentive stock option" under the provisions of Section 422 of the Internal Revenue Code of 1986, as amended, and the income tax implications of your receipt of a non-incentive stock option and your exercise of such an option should be discussed with your tax counsel.

                         Sincerely yours,

                         THE WELLCARE MANAGEMENT GROUP, INC.

                                                                           By:
                         President

Agreed to and accepted this
___ day of _________, 199_.

Signature of Optionholder